                                                                Exhibit 99(a)(2)

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                        DYNAMICS CORPORATION OF AMERICA
                PURSUANT TO OFFER TO PURCHASE DATED MAY 16, 1997
                                       BY
                          CTS FIRST ACQUISITION CORP.,
                           A WHOLLY OWNED SUBSIDIARY
                                       OF
                                CTS CORPORATION
 THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, JUNE 13, 1997, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:
                       THE FIRST NATIONAL BANK OF BOSTON

          BY HAND:                 BY OVERNIGHT COURIER:                 BY MAIL:
   Securities Transfer and            Bank of Boston                  Bank of Boston
  Reporting Services, Inc.         Corporate Agency and            Corporate Agency and
     One Exchange Plaza               Reorganization                  Reorganization
   55 Broadway, 3rd Floor           Mail Stop 45-02-53              Mail Stop 45-02-53
  New York, New York 10006           150 Royall Street                P.O. Box 1889
                                Canton, Massachusetts 02021       Boston, Massachusetts
                                                                        02015-1889

                           BY FACSIMILE TRANSMISSION:
                        (for Eligible Institutions Only)
                                 (617) 573-2233

                 CONFIRM FACSIMILE BY TELEPHONE (CALL COLLECT)
                                 (617) 575-3120

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal ("Letter of Transmittal") is to be completed by shareholders of Dynamics Corporation of America ("Shareholders") either if certificates ("Share Certificates") evidencing Shares (as defined below) and/or certificates ("Rights Certificates") evidencing Rights (as defined below) are to be forwarded herewith, or if delivery of Shares and/or Rights is to be made by book-entry transfer to the Depositary's account at the Depository Trust Company or The Philadelphia Depository Trust Company (each a "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure described in "The Offer--Procedures For Tendering Shares" of the Offer To Purchase (as defined below). Delivery of documents to a Book-Entry Transfer Facility in accordance with such Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary.

    If the Rights separate from the Shares and are evidenced by Rights Certificates (the "Rights Separation"), Shareholders will be required to tender one Right for each Share tendered in order to effect a valid tender of Shares. Unless the Rights Separation occurs, a tender of Shares will also constitute a tender of the associated Rights.

    / / CHECK HERE IF TENDERED SHARES AND/OR RIGHTS ARE BEING DELIVERED BY
        BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

        Name of Tendering Institution: _________________________________________

        CHECK BOX OF APPLICABLE BOOK-ENTRY TRANSFER FACILITY:

        / / The Depository Trust Company

        / / Philadelphia Depository Trust Company

        Account Number: ________________________________________________________

        Transaction Code Number: _______________________________________________

    Shareholders whose Share Certificates are not immediately available or who cannot deliver either their Certificates for, or a Book-Entry Confirmation (as defined in the Offer To Purchase) with respect to their Shares and all other required documents to the Depositary prior to the Expiration Date (as defined in the Offer To Purchase) may tender their Shares according to the guaranteed delivery procedure set forth in the Offer To Purchase. See Instruction 2 hereof.

    / / CHECK HERE IF TENDERED SHARES AND/OR RIGHTS ARE BEING TENDERED PURSUANT
        TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

        Name(s) of Registered Holder(s): _______________________________________

        Window Ticket Number (if any): _________________________________________

        Date of Execution of Notice of Guaranteed Delivery: ____________________

        Name of Institution which Guaranteed Delivery: _________________________

        IF DELIVERED BY BOOK-ENTRY TRANSFER, CHECK BOX OF BOOK-ENTRY TRANSFER
        FACILITY:

        / / The Depository Trust Company

        / / Philadelphia Depository Trust Company

        Account Number: ________________________________________________________

        Transaction Code Number: _______________________________________________

                              DESCRIPTION OF SHARES TENDERED
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)    SHARE CERTIFICATE(S) TENDERED (ATTACH
          (PLEASE FILL IN, IF BLANK)                   ADDITIONAL LIST IF NECESSARY)
                                                                   TOTAL NUMBER
                                                                        OF
                                                                      SHARES
                                                                   REPRESENTED    NUMBER OF
                                                   CERTIFICATE          BY         SHARES
                                                   NUMBER(S)*     CERTIFICATE(S)* TENDERED**
                                                 TOTAL SHARES:

  *  Need not be completed by Shareholders tendering by book-entry transfer.

  ** Unless otherwise indicated, it will be assumed that all Shares being delivered to the Depositary are being tendered. See Instruction 4.

                              DESCRIPTION OF RIGHTS TENDERED
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)       RIGHTS CERTIFICATE(S) TENDERED*
          (Please fill in, if blank)               (Attach additional list if necessary)
                                                                   TOTAL NUMBER
                                                                        OF
                                                                      RIGHTS
                                                                   REPRESENTED    NUMBER OF
                                                   CERTIFICATE          BY         RIGHTS
                                                   NUMBER(S)**    CERTIFICATE(S)** TENDERED***
                                                 TOTAL RIGHTS:

  *    Need not be completed if the Rights Separation has not occurred.

  ** Need not be completed if tender of Rights is made by book-entry transfer.

  *** Unless otherwise indicated, it will be assumed that all Rights being delivered to the Depositary are being tendered. See Instruction 4.

     The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates tendered hereby. The certificates and number of Shares and/or Rights that the undersigned wishes to tender should be indicated in the appropriate boxes.

   NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET
                 FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

 Ladies and Gentlemen:

     The undersigned hereby tenders to CTS First Acquisition Corp., a New York corporation ("Purchaser") and a wholly owned subsidiary of CTS Corporation, an Indiana corporation, the above described shares of common stock, par value $.10 per share (the "Shares") of Dynamics Corporation of America, a New York corporation (the "Company"), together with the associated purchase rights issued pursuant to the Company Rights Agreement (the "Rights") at a price of $55.00 (the "Offer Price") per Share (including associated Rights), net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer To Purchase, dated May 16, 1997 (the "Offer To Purchase"), and in the related Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). The Offer has been made pursuant to an Agreement and Plan of Merger, dated as of May 9, 1997, among the Company, the Purchaser and CTS (the "Merger Agreement"), according to which the Offer will be followed by a merger in which each outstanding Share (subject to certain exceptions) will be converted into the right to receive
 0.88 shares of fully paid and nonassessable shares of CTS common stock. The Merger Agreement has been approved by the Board of Directors of the Company.

     The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares and Rights tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice the rights of the tendering Shareholders to receive payment for Shares and Rights validly tendered and accepted for payment pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of the Shares and Rights tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares and Rights that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares and Rights or other securities issued or issuable in respect thereof or declared, paid or distributed in respect of such Shares and Rights on or after May 16, 1997 ("Distribution")) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and Rights and any Distribution, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
 (i) deliver certificates for such Shares and Rights and any Distribution, or transfer ownership of such Shares and Rights and any Distribution on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidence of transfer and authenticity to, or upon the order of Purchaser, (ii) present such Shares and Rights and any Distribution for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Rights and any Distribution, all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned irrevocably appoints each designee of Purchaser as attorney-in-fact and proxy of the undersigned, each with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to all Shares and Rights tendered hereby and accepted for payment and paid for by Purchaser (and any Distribution), including without limitation, the right to vote such Shares and Rights (and any Distribution) in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise to act (including pursuant to written consent) with respect to all the Shares and Rights tendered hereby that have been accepted for payment by the Purchaser prior to the time of such vote or action (and any Distribution of said Shares on or after May 16, 1997) which the undersigned is entitled to vote or consent with respect to any meeting of Shareholders of the Company, whether annual or special, and whether or not an adjourned meeting. All such powers of attorney and proxies, being deemed to be irrevocable, shall be considered coupled with an interest in the Shares and Rights tendered with this Letter of Transmittal. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares and Rights (and any Distribution) will be revoked, without further action. The designees of Purchaser will, with respect to the Shares and Rights (and any Distribution) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned with respect to such Shares and Rights (and any Distribution) as they in their sole discretion may deem proper. Purchaser reserves the absolute right to require that, in order for Shares and Rights to be deemed validly tendered, immediately upon the acceptance for payment of such Shares and Rights, Purchaser or its designees will be able to exercise full voting rights with respect to such Shares and Rights (and any Distribution), including voting at any meeting of Shareholders then scheduled.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and Rights tendered hereby and any Distribution that the undersigned own(s), and that, when such Shares and Rights are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to any Distribution, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Rights and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and Rights tendered hereby and any Distribution. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser any Distribution in respect of the Shares and Rights tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the Offer Price of the Shares and Rights tendered hereby or deduct from the Offer Price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, personal and legal representatives, administrators, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer To Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares and Rights pursuant to any one of the procedures described in "The Offer--Procedures for Tendering Shares" of the Offer To Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance for payment of Shares and Rights tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer To Purchase, Purchaser may not be required to accept for payment any of the Shares and Rights tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the Offer Price and/or return any Share Certificates and/or Right Certificates not tendered or accepted for payment, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the Offer Price and/or return any certificates not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the box entitled "Special Payment Instructions" and/or "Special Delivery Instructions" are completed, please issue the check for the Offer Price and/or return any certificates not purchased or not tendered or accepted for payment in the name(s) of, and/or mail such check and/or return such Share Certificates to the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares and Rights tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares or Rights from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares or Rights tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS

                       (SEE INSTRUCTIONS 1, 5, 6 AND 7 OF

                          THIS LETTER OF TRANSMITTAL)

 To be completed ONLY if certificates not tendered or not purchased and/or the check for the Offer Price of Shares purchased are to be issued in the name of someone other than the undersigned.
 Issue check and/or certificates to:
 Name: ________________________________________________________________________

                                 (Please Print)
 Address: _____________________________________________________________________
                               (Include Zip Code)
 ______________________________________________________________________________

 Taxpayer Identification or
 Social Security Number
 (See Substitute Form W-9)

                         SPECIAL DELIVERY INSTRUCTIONS

                       (SEE INSTRUCTIONS 1, 5, 6 AND 7 OF

                          THIS LETTER OF TRANSMITTAL)

 To be completed ONLY if certificates not tendered or not purchased and/or the check for the Offer Price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

 Mail check and/or certificates to:

 Name: ________________________________________________________________________

                                 (Please Print)

 Address: _____________________________________________________________________

                               (Include Zip Code)

                                PLEASE SIGN HERE

         --------------------------------------------------------------

         --------------------------------------------------------------

                           SIGNATURE(S) OF HOLDER(S)

     Dated:
 ----------------, 1997

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) and/or Right Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and/or Right Certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5 of this Letter of Transmittal.)

 Name(s):
 ------------------------------------------------------------------------------

                                 (Please Print)

 Capacity (full title):
 -----------------------------------------------------------------------

 Address:
 ------------------------------------------------------------------------------

                               (Include Zip Code)

 Area Code and Telephone Number:
 ----------------------------------------------------------

 Tax Identification or Social Security Number:
 --------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                           GUARANTEE OF SIGNATURE(S)
            (See Instructions 1 and 5 of this Letter of Transmittal)

     Authorized Signature(s):
 ----------------------------------------------------------------

 ----------------------------------------------------------------

 Name(s):
 ------------------------------------------------------------------------------

                                 (Please Print)

 Title:
 ------------------------------------------------------------------------------

 Name of Firm:
 -----------------------------------------------------------------------------

 Address:
 ------------------------------------------------------------------------------

                               (Include Zip Code)

 Area Code and Telephone Number:
 ----------------------------------------------------------

 Dated:
 ----------------, 1997

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association, or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (each, an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares and/or Rights) of Shares and/or Rights tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" included herein, or (ii) if such Shares and/or Rights are tendered for the account of an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES AND/OR RIGHTS CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates and/or Rights Certificates are to be forwarded herewith or if Shares and/or Rights are to be delivered by book-entry transfer pursuant to the procedure set forth in "The Offer--Procedures for Tendering Shares" of the Offer To Purchase. Share Certificates and/or Rights Certificates, or confirmation of a book-entry transfer of such Shares and/or Rights, if such procedure is available, into the Depositary's account at a Book-Entry Transfer Facility pursuant to the procedures set forth in "The Offer--Procedures for Tendering Shares" of the Offer To Purchase, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined in the Offer To Purchase) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in "The Offer-- Terms of the Offer; Proration; Expiration Date" of the Offer To Purchase). If Share Certificates and/or Rights Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates and/or Rights Certificates are not immediately available, who cannot deliver their Share Certificates and/ or Rights Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares and/or Rights pursuant to the guaranteed delivery procedure described in "The Offer--Procedures for Tendering Shares" of the Offer To Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser herewith, must be received by the Depositary prior to the Expiration Date; and
(iii) in the case of a guarantee of Shares and/or Rights, the Share Certificates and/or Rights Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares and/or Rights, if such procedure is available, into the Depositary's account at a Book-Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of the Notice of Guaranteed Delivery, all as described in "The Offer--Procedures for Tendering Shares" of the Offer To Purchase.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES, RIGHT CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering Shareholders waive any right to receive any notice of the acceptance of their Shares and/or Rights for payment.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers, the number of Shares evidenced by such Share Certificates or Rights Certificates and the number of Shares and Rights tendered should be listed on a separate schedule and attached hereto.

    4. PARTIAL TENDERS. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all the Shares or Rights evidenced by any certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares or Rights which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificate(s) evidencing the remainder of the Shares or Rights that were evidenced by the Share Certificates or Right Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as soon as practicable after the expiration or termination of the Offer. All Shares and Rights evidenced by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any other change whatsoever.

    If any Shares or Rights tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the Shares or Rights tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights tendered hereby, no endorsements of certificates or separate stock powers are required, unless payment is to be made to, or certificates evidencing Shares or Rights not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the certificate(s) evidencing the Shares and Rights tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such Share Certificate(s), Rights Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares and Rights tendered hereby, the certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any certificate(s) or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares and Rights to it or its order pursuant to the Offer. If, however, payment of the Offer Price of any Shares or Rights purchased is to be made to, or certificate(s) evidencing Shares or Rights not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the Offer Price of such Shares and Rights purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) EVIDENCING THE SHARES AND/OR RIGHTS TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Offer Price of any Shares and Rights tendered hereby is to be issued, or Certificate(s) evidencing Shares and Rights not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate and Right Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal must be completed. Shares and Rights tendered hereby by book-entry transfer may request that Shares and Rights not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such Shareholder may designate in the box entitled "Special Payment Instructions" on the reverse hereof. If no such instructions are given, all such Shares and Rights not purchased will be returned by crediting the account at the Book-Entry Transfer Facility as the account from which such Shares and Rights were delivered.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent at their respective addresses or telephone numbers set forth herein. Additional copies of the Offer To Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

    9. SUBSTITUTE FORM W-9. Each tendering Shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such Shareholder is not subject to backup withholding of federal income tax. If a tendering Shareholder has been notified by the Internal Revenue Service that such Shareholder is subject to backup withholding, such Shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such Shareholder has since been notified by the Internal Revenue Service that such Shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Shareholder to 31% federal income tax withholding on the payment of the Offer Price of all Shares purchased from such Shareholder. If the tendering Shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the Offer Price to such Shareholder until a TIN is provided to the Depositary.

    10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares or Rights has been lost, destroyed or stolen, the Shareholder should promptly notify the Depositary. The Shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES, OR AN AGENT'S MESSAGE (TOGETHER WITH SHARE CERTIFICATES AND/OR RIGHTS CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

    Under the federal income tax law, a Shareholder whose tendered Shares and Rights are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such Shareholder is an individual, the TIN is such Shareholder's social security number. If the Depositary is not provided with the correct TIN, the Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Shareholder with respect to Shares and Rights purchased pursuant to the Offer may be subject to backup withholding of 31%.

    Certain Shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies with respect to a Shareholder, the Depositary is required to withhold 31% of any payments made to such Shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a Shareholder with respect to Shares and Rights purchased pursuant to the Offer, the Shareholder is required to notify the Depositary of such Shareholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such Shareholder is awaiting a TIN), and
(b) that (i) such Shareholder has not been notified by the Internal Revenue Service that such Shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such Shareholder that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The Shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares and Rights tendered hereby. If the Shares and Rights are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the Offer Price to such Shareholder until a TIN is provided to the Depositary.

SUBSTITUTE                            PART 1--PLEASE PROVIDE YOUR TIN IN
FORM W-9                              THE BOX AT RIGHT AND CERTIFY BY       Social Security Number
                                      SIGNING AND DATING BELOW.             OR
                                                                            Employer Identification Number
                                                                                   (If awaiting TIN write
                                                                                       "Applied For")

                                      PART 2--For Payees Exempt From Backup Withholding, see the enclosed
                                      Guidelines Taxpayer Identification and complete as instructed therein.
                                      CERTIFICATION--Under penalties of perjury, I certify that:
                                      (1)  The number shown on this form is my correct Taxpayer Identification
                                      Number (or a Taxpayer Identification Number has not been issued to me and
DEPARTMENT OF THE                          either (a) I have mailed or delivered an application to receive a
TREASURY                                   Taxpayer Identification Number to the appropriate Internal Revenue
INTERNAL REVENUE                           Service ("IRS") or Social Security administration office or (b) I
SERVICE                                    intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number
PAYER'S REQUEST                            within sixty (60) days, 31% of all reportable payments made to me
FOR TAXPAYER                               hereafter will be withheld until I provide a number), and
IDENTIFICATION                        (2)  I am not subject to backup withholding because (a) I am exempt from
NUMBER (TIN)                          backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                      CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return.
                                      However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
                                      (Also see instructions in the enclosed Guidelines.)

                                      SIGNATURE:                                      DATE:            , 1997

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR"
                  INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9.

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center of Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature:
  ----------------------------------------          Dated: -------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:

                       THE FIRST NATIONAL BANK OF BOSTON

          BY HAND:                 BY OVERNIGHT COURIER:                 BY MAIL:
   Securities Transfer and            Bank of Boston             Bank of Boston Corporate
  Reporting Services, Inc.         Corporate Agency and         Agency and Reorganization
     One Exchange Plaza               Reorganization                Mail Stop 45-02-53
   55 Broadway, 3rd Floor           Mail Stop 45-02-53                P.O. Box 1889
  New York, New York 10006           150 Royall Street            Boston, Massachusetts
                                Canton, Massachusetts 02021             02015-1889

                           BY FACSIMILE TRANSMISSION:

                        (for Eligible Institutions Only)
                                 (617) 575-2233

                 CONFIRM FACSIMILE BY TELEPHONE (CALL COLLECT)
                                 (617) 575-3120

    Any questions or requests for assistance or additional copies of the Offer To Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and locations listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]

                                156 Fifth Avenue

                            New York, New York 10010

                         (212) 929-5500 (call Collect)

                                       or

                         Call Toll Free (800) 322-2885

                      THE DEALER MANAGER FOR THE OFFER IS:

                               J.P. MORGAN & CO.

                                 60 Wall Street

                                 Mail Stop 2860
                            New York, New York 10260
                         (212) 648-3251 (call collect)
                           (800) 600-3799 (toll free)